Exhibit 10.2

CERTAIN INFORMATION OF THIS DOCUMENT HAS BEEN REDACTED BECAUSE IT IS BOTH (I) NOT MATERIAL AND (II) IS THE TYPE THAT THE REGISTRANT TREATS AS PRIVATE OR CONFIDENTIAL. INFORMATION THAT WAS OMITTED HAS BEEN NOTED IN THIS DOCUMENT WITH A PLACEHOLDER IDENTIFIED BY THE MARK “[***].”

CHANGE ORDER
(for use when the Parties mutually agree upon and execute the Change Order pursuant to Section 6.1D or 6.2C)

PROJECT NAME: Rio Grande Natural Gas Liquefaction Facility	DATE OF AGREEMENT: September 14, 2022

AGREEMENT: Amended and Restated Fixed Price Turnkey Agreement for Trains 1 and 2	CHANGE ORDER NUMBER: Owner EC Number: EC00144 Contractor Change Number SC0082

OWNER: Rio Grande LNG, LLC	EFFECTIVE DATE OF CHANGE ORDER: July 18, 2024

CONTRACTOR: Bechtel Energy Inc.

TITLE: STUDY – ADDITION OF END FLASH GAS EQUIPMENT
The Agreement between the Parties listed above is changed as follows: (attach additional documentation if necessary)
BACKGROUND
Refer to Change Order EC0099_SC0071. Owner requested Contractor evaluate the impact of a higher than design nitrogen content in the inlet feed gas stream to the Facility design, performance and environmental compliance guarantees. [***]

CHANGE
1.Study - Addition of End Flash Gas Equipment
[***]

2.Assessment – Fuel Gas Quality Management
[***]

3.Study – Maximum Feed Gas Nitrogen Concentration
[***]

4.Deliverables
[***]

5.Reporting Requirements
[***]

6.First Amended Attachment C, First Amended Appendix 1 (Contract Price Breakdown) shall be updated per the Appendix 1 (Contract Price Breakdown) as provided in Attachment 1 to this Change Order.

7.First Amended Attachment C, First Amended Schedule C-2 (Payment Milestones) shall be updated per the Schedule C-2 (Payment Milestones) as provided in Attachment 2 to this Change Order.

8.First Amended Attachment C, First Amended Schedule C-3 (Maximum Cumulative Payment Schedule)
shall be updated per the Schedule C-3 as provided in Attachment 3 to this Change Order.

Attachments to support this Change Order:

•Attachment 1 – First Amended Attachment C, First Amended Appendix 1 (Contract Price Breakdown), as updated by this Change Order(Contract Price Breakdown), as updated by this Change Order
•Attachment 2 – First Amended Attachment C, First Amended Schedule C-2 (Payment Milestones), as updated by this Change Order
•Attachment 3 – First Amended Attachment C, First Amended Schedule C-3 (Maximum Cumulative Payment Schedule), as updated by this Change Order

Adjustment to Contract Price
1)The original Contract Price was    $8,658,280,000
2)Net change by previously authorized Change Orders (See Appendix 1)    $ 523,313,611
3)The Contract Price prior to this Change Order was    $9,181,593,611
4)The Aggregate Equipment Price will be unchanged by this Change Order
in the amount of    $ 0
5)The Aggregate Labor and Skills Price will be increased by this Change Order
in the amount of    $ 3,815,900
6)The total Aggregate Equipment, Labor and Skills Price will be increased
by this Change Order in the amount of    $    3,815,900
7)The new Contract Price including this Change Order will be    $ 9,185,409,511

Adjustment to Key Dates
The following Key Dates are modified (list all Key Dates modified; insert N/A if no Key Dates modified):
The Key Date for N/A will be (increased)(decreased) by N/A Days.
The Key Date for N/A as of the date of this Change Order therefore is N/A Days after NTP.
(list all Key Dates that are modified by this Change Order using the format set forth above)

The Guaranteed Date of N/A will be (increased)(decreased) by N/A Days.
The Guaranteed Date of N/A as of the effective date of this Change Order therefore is N/A Days after NTP.
(list all Guaranteed Dates that are modified by this Change Order using the format set forth above)
Attached to this Change Order is an updated Schedule E-1 which shall reflect and highlight any adjustment(s) to the Key Dates agreed to in this Change Order. N/A

Impact to other Changed Criteria (insert N/A if no changes or impact; attach additional documentation if necessary)
Impact on Payment Schedule (including, as applicable, Payment Milestones):
The Schedule C-2 (Payment Milestones) is updated as provided in Attachment 2.
Impact on Maximum Cumulative Payment Schedule:
The Schedule C-3 (Maximum Cumulative Payment Schedule) is updated as provided in Attachment 3.
Impact on Minimum Acceptance Criteria: N/A Impact on Performance Guarantees: N/A Impact on Basis of Design: N/A
Impact on the Total Reimbursement Amount: N/A
Any other impacts to obligation or potential liability of Contractor or Owner under the Agreement: N/A
[A]This Change Order shall constitute a full and final settlement and accord and satisfaction of all effects of the changes reflected in this Change Order upon the Change Criteria and shall be deemed to compensate Contractor fully for such change. Initials: SFO Contractor AT Owner
[B]~~Pursuant to Section 6.4 of the Agreement, this Change Order shall not constitute a full and final settlement and accord and satisfaction of all effects of the change reflected in this Change Order upon the Change Criteria and shall not be deemed to compensate Contractor fully for such change. Initials:  Contractor  Owner~~

Upon execution of this Change Order by Owner and Contractor, the above-referenced change shall become a valid and binding part of the original Agreement without exception or qualification. Except as modified by this and any previously issued Change Orders or any amendments to the Agreement, all other terms and conditions of the Agreement shall remain in full force and effect. This Change Order is executed by each of the Parties’ duly authorized representatives. This Change Order represents full and final consideration and/or adjustments for the above change, except as set out above.

/s/ Alex Thompson	/s/ Scott Osborne
Owner	Owner

Alex Thompson	Scott Osborne
Name	Name

Authorized Person	Senior Project Manager
Title	Title

July 18, 2024	July 18, 2024
Date of Signing	Date of Signing

CHANGE ORDER
(for use when the Parties mutually agree upon and execute the Change Order pursuant to Section 6.1D or 6.2C)

PROJECT NAME: Rio Grande Natural Gas Liquefaction Facility	DATE OF AGREEMENT: September 14, 2022

AGREEMENT: Amended and Restated Fixed Price Turnkey Agreement for Trains 1 and 2	CHANGE ORDER NUMBER: Owner EC Number: EC00155 Contractor Change Number SC0090

OWNER: Rio Grande LNG, LLC	EFFECTIVE DATE OF CHANGE ORDER: August 29, 2024

CONTRACTOR: Bechtel Energy Inc.

TITLE: ATTACHMENT T - MODIFICATION TO NOISE RECEPTOR LOCATIONS AND VOLUMES
The EPC Agreement between the Parties listed above is changed as follows: (attach additional documentation if necessary)
BACKGROUND
A change to the noise receptor location is being made as it was previously located outside of the containment dike.

CHANGE
1.Attachment T (Minimum Acceptance Criteria, Performance Guarantees and Performance Liquidated Damages) shall be modified as follows:

a.    Section 4.1 (Train 1 Environmental Permit Compliance Guarantee) shall be updated per the red-line mark-up as provided in Attachment 1 to this Change Order.

b.    Section 4.2 (Train 2 Environmental Permit Compliance Guarantee) shall be updated per the red-line mark-up as provided in Attachment 2 to this Change Order.

Attachments to support this Change Order:
•Attachment 1 – Attachment T, Section 4.1 (Train 1 Environmental Permit Compliance Guarantee), Red- line mark-up of Section 4.1
•Attachment 2 – Attachment T, Section 4.2 (Train 2 Environmental Permit Compliance Guarantee), Red- line mark-up of Section 4.2

Adjustment to Contract Price
1)The original Contract Price was    $8,658,280,000
2)Net change by previously authorized Change Orders (See Appendix 1)    $ 527,129,511
3)The Contract Price prior to this Change Order was    $ 9,185,409,511
4)The Aggregate Equipment Price will be unchanged by this Change Order
in the amount of    $    0
5)The Aggregate Labor and Skills Price will be unchanged by this Change Order
in the amount of    $    0
6)The total Aggregate Equipment, Labor and Skills Price will be unchanged
by this Change Order in the amount of    $    0
7)The new Contract Price including this Change Order will be    $ 9,185,409,511

Adjustment to Key Dates
The following Key Dates are modified (list all Key Dates modified; insert N/A if no Key Dates modified):
The Key Date for N/A will be (increased)(decreased) by N/A Days.
The Key Date for N/A as of the date of this Change Order therefore is N/A Days after NTP.

(list all Key Dates that are modified by this Change Order using the format set forth above)
The Guaranteed Date of N/A will be (increased)(decreased) by N/A Days.
The Guaranteed Date of N/A as of the effective date of this Change Order therefore is N/A Days after NTP.
(list all Guaranteed Dates that are modified by this Change Order using the format set forth above)
Attached to this Change Order is an updated Schedule E-1 which shall reflect and highlight any adjustment(s) to the Key Dates agreed to in this Change Order. N/A
Impact to other Changed Criteria (insert N/A if no changes or impact; attach additional documentation if necessary)
Impact on Payment Schedule (including, as applicable, Payment Milestones): N/A Impact on Maximum Cumulative Payment Schedule: N/A
Impact on Minimum Acceptance Criteria: N/A
Impact on Performance Guarantees: N/A
Impact on Basis of Design: N/A
Impact on the Total Reimbursement Amount: N/A
Any other impacts to obligation or potential liability of Contractor or Owner under the EPC Agreement: N/A
[A]This Change Order shall constitute a full and final settlement and accord and satisfaction of all effects of the changes reflected in this Change Order upon the Change Criteria and shall be deemed to compensate Contractor fully for such change. Initials: SFO Contractor AT Owner

[B]~~Pursuant to Section 6.4 of the Agreement, this Change Order shall not constitute a full and final settlement and accord and satisfaction of all effects of the change reflected in this Change Order upon the Change Criteria and shall not be deemed to compensate Contractor fully for such change. Initials:  Contractor  Owner~~

Upon execution of this Change Order by Owner and Contractor, the above-referenced change shall become a valid and binding part of the Amended and Restated EPC Agreement without exception or qualification. Except as modified by this and any previously issued Change Orders or any amendments to the EPC Agreement, all other terms and conditions of the EPC Agreement shall remain in full force and effect. This Change Order is executed by each of the Parties’ duly authorized representatives. This Change Order represents full and final consideration and/or adjustments for the above change, except as set out above.

/s/ Alex Thompson	/s/ Scott Osborne
Owner	Owner

Alex Thompson	Scott Osborne
Name	Name

Authorized Person	Senior Project Manager
Title	Title

August 29, 2024	August 29, 2024
Date of Signing	Date of Signing

CHANGE ORDER
(for use when the Parties mutually agree upon and execute the Change Order pursuant to Section 6.1D or 6.2C)

PROJECT NAME: Rio Grande Natural Gas Liquefaction Facility	DATE OF AGREEMENT: September 14, 2022

AGREEMENT: Amended and Restated Fixed Price Turnkey Agreement for Trains 1 and 2	CHANGE ORDER NUMBER: Owner EC Number: EC00163 Contractor Change Number SC0091

OWNER: Rio Grande LNG, LLC	EFFECTIVE DATE OF CHANGE ORDER: August 29, 2024

CONTRACTOR: Bechtel Energy Inc.

TITLE: ATTACHMENT KK - CURRENT INDEX VALUE UPDATES FOR Q2-2024
The EPC Agreement between the Parties listed above is changed as follows: (attach additional documentation if necessary)
BACKGROUND
Pursuant to Section 1.2 of First Amended Attachment KK, the Contract Price will be adjusted quarterly to reflect the cumulative amount of Rise and Fall for the commodities listed in the First Amended Appendix 1 (Commodity Price Rise and Fall Payment Calculations). The commodities as listed in First Amended Appendix 1 (Commodity Price Rise and Fall Payment Calculation) which are subject to Rise and Fall during the Transaction Period of Q1-2024 are:
1.REINFORCING STEEL BAR (REBAR)
2.STAINLESS STEEL PIPE MATERIAL, PIPE, FLANGES
3.CARBON STEEL PIPE MATERIAL, PIPE, FLANGES
4.USA FABRICATED STRUCTURAL STEEL
5.UAE FABRICATED STRUCTURAL STEEL
6.WIRE AND CABLE (COPPER)
7.CONSTRUCTION FUEL

CHANGE
1.First Amended Attachment KK, First Amended Appendix 1 (Commodity Price Rise and Fall Payment Calculation) shall be updated per the First Amended Appendix 1 (Commodity Price Rise and Fall Calculation) as provided in Attachment 1 to this Change Order.
2.First Amended Attachment C, First Amended Appendix 1 (Contract Price Breakdown) shall be updated per the Appendix 1 (Contract Price Breakdown) as provided in Attachment 2 to this Change Order.
3.First Amended Attachment C, First Amended Schedule C-2 (Payment Milestones) shall be updated per the Schedule C-2 (Payment Milestones) as provided in Attachment 3 to this Change Order.
4.First Amended Attachment C, First Amended Schedule C-3 (Maximum Cumulative Payment Schedule)
shall be updated per the Schedule C-3 as provided in Attachment 4 to this Change Order.
Attachments:
•Attachment 1 – First Amended Attachment KK, First Amended Appendix 1 (Commodity Price Rise and Fall Payment Calculation), as updated by this Change Order
•Attachment 2 – First Amended Attachment C, First Amended Appendix 1 (Contract Price Breakdown), as updated by this Change Order
•Attachment 3 – First Amended Attachment C, First Amended Schedule C-2 (Payment Milestones), as updated by this Change Order
•Attachment 4 – First Amended Attachment C, First Amended Schedule C-3 (Maximum Cumulative Payment Schedule), as updated by this Change Order.
•Attachment 5 - Contract Price Adjustment Calculation

Adjustment to Contract Price
1)The original Contract Price was    $8,658,280,000
2)Net change by previously authorized Change Orders (See Appendix 1) ............................. $ 527,129,511
3)The Contract Price prior to this Change Order was    $9,185,409,511
4)The Aggregate Equipment Price will be decreased by this Change Order in the amount of ................................................................................................................... $ (3,253,509)
5)The Aggregate Labor and Skills Price will be unchanged by this Change Order in the amount of ................................................................................................................... $ 0
6)The total Aggregate Equipment, Labor and Skills price will be decreased
by this Change Order in the amount of ................................................................................ $    (3,253,509)
7)The new Contract Price including this Change Order will be    $9,182,156,002

Adjustment to Key Dates:
The following Key Dates are modified (list all Key Dates modified; insert N/A if no Key Dates modified)

The Key Date for N/A will be (increased)(decreased) by N/A Days.
The Key Date for N/A as of the date of this Change Order therefore is N/A Days after NTP.
(list all Key Dates that are modified by this Change Order using the format set forth above)

The Guaranteed Date of N/A will be (increased)(decreased) by N/A Days.
The Guaranteed Date of N/A as of the effective date of this Change Order therefore is N/A Days after NTP.
(list all Guaranteed Dates that are modified by this Change Order using the format set forth above)

Attached to this Change Order is an updated Schedule E-1 which shall reflect and highlight any adjustment(s) to the Key Dates agreed to in this Change Order. N/A

Impact to other Changed Criteria: (insert N/A if no changes or impact; attach additional documentation if necessary)

Impact on Payment Schedule (including, as applicable, Payment Milestones):

The Schedule C-2 (Payment Milestones) is updated as provided in Attachment 3.

Impact on Maximum Cumulative Payment Schedule:

The Schedule C-3 (Maximum Cumulative Payment Schedule) is updated as provided in Attachment 4.

Impact on Minimum Acceptance Criteria: N/A Impact on Performance Guarantees: N/A Impact on Basis of Design: N/A
Impact on the Total Reimbursement Amount: The Total Reimbursement Amount is changed from $71,688,817 to $ 71,450,851, a decrease of $237,966.

Any other impacts to obligation or potential liability of Contractor or Owner under the EPC Agreement: N/A

[A]This Change Order shall constitute a full and final settlement and accord and satisfaction of all effects of the changes reflected in this Change Order upon the Change Criteria and shall be deemed to compensate Contractor fully
[B] ~~Pursuant to Section 6.4 of the Agreement, this Change Order shall not constitute a full and final settlement and accord and satisfaction of all effects of the change reflected in this Change Order upon the Change Criteria and shall not be deemed to compensate Contractor fully for such change, subject to the below:~~
~~Initials:    Contractor    Owner~~

Upon execution of this Change Order by Owner and Contractor, the above-referenced change shall become a valid and binding part of the Agreement without exception or qualification. Except as modified by this and any previously issued Change Orders or any amendments to the Agreement, all other terms and conditions of the Agreement shall remain in full force and effect. This Change Order is executed by each of the Parties’ duly authorized representatives. This Change Order represents full and final consideration and/or adjustments for the above change, except as set out above.

/s/ Alex Thompson	/s/ Scott Osborne
Owner	Owner

Alex Thompson	Scott Osborne
Name	Name

Authorized Person	Senior Project Manager
Title	Title

August 29, 2024	August 29, 2024
Date of Signing	Date of Signing

CHANGE ORDER
(for use when the Parties mutually agree upon and execute the Change Order pursuant to Section 6.1D or 6.2C)

PROJECT NAME: Rio Grande Natural Gas Liquefaction Facility	DATE OF AGREEMENT: September 14, 2022

AGREEMENT: Amended and Restated Fixed Price Turnkey Agreement for Trains 1 and 2	CHANGE ORDER NUMBER: Owner EC Number: EC00154 Contractor Change Number SC0089

OWNER: Rio Grande LNG, LLC	EFFECTIVE DATE OF CHANGE ORDER: August 29, 2024

CONTRACTOR: Bechtel Energy Inc.

TITLE: TEMPORARY WATER AT NTP+3M PROVISIONAL SUM TRUE-UP
The EPC Agreement between the Parties listed above is changed as follows: (attach additional documentation if necessary)
BACKGROUND

Pursuant to Attachment JJ, Section 5 (Temporary Water Supply at NTP+3 Months Provisional Sum, Owner and Contractor shall execute a Change Order to adjust the Contract Price based on the actual number of water deliveries to the Site and the duration of time such deliveries were made between Day [***] following NTP until the completed installation of the fresh water supply line and tie-in point. Rates for each water delivery and the associated fixed monthly charges are in accordance with the First Amended Attachment D, Schedule D-5 (Pricing for Change Orders and Change Directives as modified by Change Order EC00011_SC00007 (Temporary Water – NTP+3M. The calculation for the Contract Price adjustment is provided in Table 1 below.

The fresh water supply line and tie-in point were completed and made available to Contractor on May 12, 2024.
Backup documentation for the number of deliveries to the Site is provided in Attachment 4 to this Change Order.
Table 1 – Calculation for Contract Price Adjustment [***]
[***]

CHANGE

1.First Amended Attachment C, First Amended Appendix 1 (Contract Price Breakdown) shall be updated per the Appendix 1 (Contract Price Breakdown) as provided in Attachment 1 to this Change Order.

2.First Amended Attachment C, First Amended Schedule C-2 (Payment Milestones) shall be updated per the Schedule C-2 (Payment Milestones) as provided in Attachment 2 to this Change Order.

3.First Amended Attachment C, First Amended Schedule C-3 (Maximum Cumulative Payment Schedule)
shall be updated per the Schedule C-3 as provided in Attachment 3 to this Change Order.

Attachments to support this Change Order:
•Attachment 1 – First Amended Attachment C, First Amended Appendix 1 (Contract Price Breakdown), as updated by this Change Order
•Attachment 2 – First Amended Attachment C, First Amended Schedule C-2 (Payment Milestones), as updated by this Change Order
•Attachment 3 – First Amended Attachment C, First Amended Schedule C-3 (Maximum Cumulative Payment Schedule), as updated by this Change Order.
•Attachment 4 – Water Delivery Backup Documents

Adjustment to Contract Price
1)The original Contract Price was    $8,658,280,000
2)Net change by previously authorized Change Orders (See Appendix 1) ............................. $ 523,876,002
3)The Contract Price prior to this Change Order was    $9,182,156,002
4)The Aggregate Equipment Price will be decreased by this Change Order in the amount of ................................................................................................................... $ (3,155,400)
5)The Aggregate Labor and Skills Price will be unchanged by this Change Order in the amount of ................................................................................................................... $ 0
6)The total Aggregate Equipment, Labor and Skills price will be decreased
by this Change Order in the amount of ................................................................................ $    (3,155,400)
7)The new Contract Price including this Change Order will be    $9,179,000,602

Adjustment to Key Dates:
The following Key Dates are modified (list all Key Dates modified; insert N/A if no Key Dates modified)

The Key Date for N/A will be (increased)(decreased) by N/A Days.
The Key Date for N/A as of the date of this Change Order therefore is N/A Days after NTP.
(list all Key Dates that are modified by this Change Order using the format set forth above)

The Guaranteed Date of N/A will be (increased)(decreased) by N/A Days.
The Guaranteed Date of N/A as of the effective date of this Change Order therefore is N/A Days after NTP.
(list all Guaranteed Dates that are modified by this Change Order using the format set forth above)

Attached to this Change Order is an updated Schedule E-1 which shall reflect and highlight any adjustment(s) to the Key Dates agreed to in this Change Order. N/A

Impact to other Changed Criteria: (insert N/A if no changes or impact; attach additional documentation if necessary)

Impact on Payment Schedule (including, as applicable, Payment Milestones):

The Schedule C-2 (Payment Milestones) is updated as provided in Attachment 2.

Impact on Maximum Cumulative Payment Schedule:

The Schedule C-3 (Maximum Cumulative Payment Schedule) is updated as provided in Attachment 3.

Impact on Minimum Acceptance Criteria: N/A Impact on Performance Guarantees: N/A Impact on Basis of Design: N/A
Impact on the Total Reimbursement Amount: N/A

Any other impacts to obligation or potential liability of Contractor or Owner under the EPC Agreement: N/A

[A]This Change Order shall constitute a full and final settlement and accord and satisfaction of all effects of the changes reflected in this Change Order upon the Change Criteria and shall be deemed to compensate Contractor fully
[B] ~~Pursuant to Section 6.4 of the Agreement, this Change Order shall not constitute a full and final settlement and accord and satisfaction of all effects of the change reflected in this Change Order upon the Change Criteria and shall not be deemed to compensate Contractor fully for such change, subject to the below:~~
~~Initials:    Contractor    Owner~~

Upon execution of this Change Order by Owner and Contractor, the above-referenced change shall become a valid and binding part of the Agreement without exception or qualification. Except as modified by this and any previously issued Change Orders or any amendments to the Agreement, all other terms and conditions of the Agreement shall remain in full force and effect. This Change Order is executed by each of the Parties’ duly authorized representatives. This Change Order represents full and final consideration and/or adjustments for the above change, except as set out above.

/s/ Alex Thompson	/s/ Scott Osborne
Owner	Owner

Alex Thompson	Scott Osborne
Name	Name

Authorized Person	Senior Project Manager
Title	Title

August 29, 2024	August 29, 2024
Date of Signing	Date of Signing